EXHIBIT 24.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I consent to the reference to my firm under the caption "Experts" and to the use of my report dated April 8, 2004, in the Form SB-2/A4 for the year ended December 31, 2003.

                                            Jerome Rosenberg, CPA

Melville, new York
July 1, 2004